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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 20, 2002

                              Limited Brands, Inc.
                     (formerly known as The Limited, Inc.)
                           (Exact Name of Registrant
                          as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                1-8344                                   31-1029810
       (Commission File Number)               (IRS Employer Identification No.)

          Three Limited Parkway                             43216
              Columbus, OH
 (Address of Principal Executive Offices)                 (Zip Code)

                                 (614) 415-7000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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     Item 5. Other Events.

     On May 20, 2002, The Limited, Inc. changed its name to "Limited Brands, Inc." Additional information with respect to the name change is included in the press release attached hereto as Exhibit 99.1.


     Item 7. Exhibits.

     (a) Exhibit 99.1 Press release announcing name change of The Limited, Inc. to "Limited Brands, Inc."



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Limited Brands, Inc.



Date: May 28, 2002                          By /s/ Samuel P. Fried
                                               --------------------------
                                               Name:   Samuel P. Fried
                                               Title:  Senior Vice President and
                                                       General Counsel